Exhibit 10.4

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES 1 | 1
2. AMENDMENT/MODIFICATION NO. 0015		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5 PROJECT NO, (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP code PFENEX, INC 1358378 FENEX BIOPHARMACEUTICALS, INC. 10790 ROSELLE ST SAN DIEGO CA 921211718			9A. AMENDMENT OF SOLICITATION NO.
(x)
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000045C
10B. DATED (SEE ITEM 13)
CODE 1358378	FACILITY CODE		07/30/2010

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                  is extended.            is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

X

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor              is not     X     is required to sign this document and return   2   copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 27-1356759

DUNS Number:  013603710

A. The purpose of this modification is to transfer the inventory on the attached list from this expired contract HHS0100201000045C to active contract HHSO100201500011C.

SEE ATTACHED

B. This is a bilateral administrative no-cost modification. The total contract amount and all other terms and conditions remain the same.

Period of Performance: 07/30/2010 to 08/31/2015

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
PATRICK LUCY, CBO		THOMAS P. HASTINGS
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Patrick Lucy (Signature of person authorized to sign)	3/11/16	/s/ Thomas P. Hastings (Signature of Contracting Officer)	3/14/16

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Pfenex

Government Property - BARDA

500-200-200-100

Purchased under HHSO100201000045C

Month/Year		Invoice Number	Description	Vendor			Amount
Aug-2010	08/09/2010	Inv # 9850653	[***]	[***]			[***]	Equipment COA #2
Aug-2010	08/09/2010	Inv # 9850653	[***]	[***]			[***]	Equipment COA #2
Aug-2010	08/09/2010	Inv # 9850653	[***]	[***]			[***]	Equipment COA #2
Aug-2010	08/09/2010	Inv # 9850653	[***]	[***]			[***]	Equipment COA #2
Sep-2010	08/06/2010	Inv # 00002422	[***]	[***]			[***]	Equipment COA #4
Sep-2010	08/06/2010	Inv # 00002422	[***]	[***]			[***]	Equipment COA #4
Sep-2010	08/06/2010	Inv # 00002422	[***]	[***]			[***]	Equipment COA #4
Sep-2010	08/09/2010	Inv # 9850653	[***]	[***]			[***]	Equipment COA #2
Oct-2010	09/30/2010	Inv # 140098091	[***]	[***]			[***]	Equipment COA #3
Oct-2010	09/30/2010	Inv # 140098091	[***]	[***]			[***]
Oct-2010	09/30/2010	Inv # 140098091	[***]	[***]			[***]
Oct-2010	10/13/2010	Inv No. 3506765	[***]	[***]			[***]	Equipment COA #5
Oct-2010	10/13/2010	Inv No. 3506765	[***]	[***]			[***]
Nov-2010	10/27/2010	Inv # 7187	[***]	[***]			[***]	Equipment COA #7
Nov-2010	10/27/2010	Inv # 7187	[***]	[***]			[***]
Dec-2010	8/31/2010	Inv # SI00036149	[***]	[***]			[***]
Jan-2011	2BARDA.00563.611.1.AB.LA	INV00003343	[***]	[***]	Proj Start Up AB Lab	PO-0000075	[***]
Mar-2011	2BARDA.00563.611.1.AB.LA	140103744	[***]	[***]	Proj Start Up AB Lab	PO-0000063	[***]
Apr-2011	2BARDA.00563.623.1.DS.LA	3607625	[***]	[***]	WT DSP Dev DS Lab	PO-0000061	[***]
May-2011	2BARDA.00563.613.2.AB.NL	S100036785	[***]	[***]	WT Purification AB No Lab	C-10453	[***]
Aug-2011	2BARDA.00563.613.4.AB.LA	11-1405A	[***]	[***]	Sample Analysis AB Lab		[***]
Sep-2011	2BARDA.00563.613.4.AB.NL	104277-RC	[***]	[***]	Sample Analysis AB No Lab		[***]
Sep-2011	2BARDA.00563.613.4.AB.NL	269516538-RC	[***]	[***]	Sample Analysis AB No Lab		[***]
Sep-2011	2BARDA.00563.623.2.DS.NL	311896-RC	[***]	[***]	Mutant DSP Dev DS No Lab		[***]
Oct-2011	2BARDA.00563.613.4.AB.LA	11-1372RC	[***]	[***]	Sample Analysis AB Lab		[***]
Oct-2011	2BARDA.00563.613.4.AB.LA	11-1373-RC	[***]	[***]	Sample Analysis AB Lab		[***]

						Total	[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.